UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

Bulova Technologies Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-9358	83-0245581
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Id #)

19337 US Highway 19 North Suite 525 Clearwater, Florida 33764
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (727) 536-6666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement

On October 15, 2009, Bulova Technologies Group, Inc., (“the Company”) issued a press release that corrected the amount of a contract award in a U.S. Army solicitation for pyrotechnics. The contract was awarded under solicitation number W52P1J08R0085, with the award notice of $41,125,000 to the wholly owned subsidiary Bulova Technologies Ordnance Systems, LLC. The link to access the FBO award notice for W52P1J08R0085:

https://www.fbo.gov/spg/USA/USAMC/DAAA09/Awards/W52P1J09D0066.html

Please visit our website at www.BulovaTechGroup.com for more information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bulova Technologies Group, Inc.

(Registrant)

Date: October 22, 2009	By:	/s/ Stephen Gurba
		Name:	Stephen Gurba
		Title:	CEO